Exhibit 99.1

MOBIX LABS, INC. | NASDAQ: MOBX

Why Rare Earths Matter to Mobix Labs

Investor Update: Strategic Expansion into Rare Earth Supply Chains

60
Nd
Neodymium

October 8, 2026

Before We Begin

Statements about the future
Actual results may differ. Full disclosure is on the last page.

Pending acquisitions
SPD and Winner Water have not closed and may not be completed.

Proxy statement
Read it when filed with the SEC. Mobix Labs and its directors and officers may be participants in the solicitation.

No resource estimates
Resource potential has not been independently quantified. quantified.

This presentation is not an offer to sell or a solicitation of an offer to buy any security, or a solicitation of any proxy, vote or approval.

BUSINESS UPDATE

Our Core Business Is Gaining Momentum

>100%

Revenue growth

Expected quarter-over-quarter increase in fiscal Q4 2026

$1.4M–$1.8M

Near the high end

Fiscal Q4 guidance range; expected expected well above the $1.6 million million midpoint

Q1 FY27

Momentum continues

Growth expected to continue into into fiscal first-quarter 2027

Growth is coming from both sides of our business, with higher wireless systems shipments and continued strong military demand, along with substantially higher gross margin.

Fiscal Q4 ended September 30, 2026. Preliminary and unaudited; subject to change. See Mobix Labs release dated September 24, 2026.

THE BIG PICTURE

Our Strategy in Three Pictures



Defense runs on rare earths


90%

Processed in China



Mobix moves to the source

Figures are approximate. Sources on slide 8.

THE BASICS

What Are Rare Earths?

Sc	Y	La	Ce	Pr	Nd	Pm	Sm	Eu
Gd	Tb	Dy	Ho	Er	Tm	Yb	Lu	

Gold: elements most important to defense magnets and radar

17

special metals that power magnets, lasers and radar radar

Not actually rare
Found widely, but in tiny amounts

Hard to separate
Takes complex chemistry

Super-strong magnets
Small size, big power

THE KEY USE

Why Rare Earth Magnets Matter


Ordinary magnet
Rare earth magnet
LOAD
LOAD

Same pull. Far smaller and lighter.

That is why aircraft, submarines and missiles use them wherever space and weight matter.

- **Electric motors**
- **Guidance systems**
- **Radar**

Illustrative comparison, not to scale.

WHY RARE EARTHS MATTER

Rare Earths Are Built Into Major U.S. Platforms



900+ lb

F-35 Lightning II

Rare earth elements required per aircraft (about 410 kg)



9,200 lb

Virginia-class submarine

Rare earth elements required per boat (about 4,170 kg)



5,200 lb

Arleigh Burke destroyer destroyer

Rare earth elements required required per ship (about 2,360 2,360 kg)



Magnets

Tomahawk missile

Rare earth permanent magnets magnets in guidance and control

Source: U.S. Department of Defense, DoD News, March 11, 2024. Kilogram figures converted. Photos: U.S. Navy and U.S. Air Force.

THE PROBLEM

America Depends on One Country for Processing


~90%
in China

Global rare earth processing, by published estimates

2027 New Department of Defense limits on certain Chinese-origin rare earth magnet materials take effect

$439M+ Awarded by the Department of Defense from 2020 to March 2024 to build U.S. supply chains

When one country controls supply, it can turn that supply off. Recent export restrictions have shown it will.

Sources: International Energy Agency, October 2025; DFARS; DoD News, March 11, 2024.

THE SUPPLY CHAIN

The Bottleneck Is Processing, Not Mining

STAGE 1

Mining

Dig up rock and other material

→

STAGE 2

THE BOTTLENECK

Processing and separation

Separate and purify the elements

→

STAGE 3

Metals and alloys

Turn them into metals

→

STAGE 4

Manufacturing

Build magnets and parts

> *"The biggest misconception is that rare earths are a mining story. They are not."*
>
> Paul Singarella, Co-Founder and CEO of SPD, Mobix Labs investor call, August 13, 2026

SPD's acquisition strategy targets Stage 2: proven processing capability applied to domestic feedstock.

WHY MOBIX LABS

We Already Work Inside This Supply Chain

Rare earth materials

The building blocks of magnets and sensors

→

Mobix Labs parts

Filters, connectors and wireless systems

→

Defense platforms

F-22, F-35, F/A-18, Apache, Chinook

Our customers depend on rare earths. With SPD and Winner Water, we aim to help secure that supply here in the United States.

PROCESSING CAPABILITY

Winner Water: Domestic Rare Earth Processing

Coal ash
A waste left over from U.S. power plants plants

→

Winner Water process
Chemistry that recovers the valuable valuable elements

→

Valuable products
Rare earths, scandium and alumina



Illustrative rendering

$53M	Federal awards and cost share over ten years
2026	Demonstration plant groundbreaking, Alabama
PA	Revenue-generating, based in Sharon, Pennsylvania

Source: SPD release, October 5, 2026 ($49M in federal awards; $4M in third-party cost share). SPD's acquisition of Winner Water is pending.

SUMMARY

Why This Stategy Makes Sense

1 Modern defense runs on rare earths.

2 Processing, not mining, is where America is most exposed.

3 SPD brings the team; Winner Water brings processing know-how.

4 Mobix Labs already serves the customers who need the result.

We will report progress through our SEC filings and at investors.mobixlabs.com.

APPENDIX A

Rare Earth Materials in RF and Defense Systems

Mobix Labs components fly on the F-22, F-35, F/A-18, AH-64 Apache, CH-47 Chinook and Gulfstream aircraft. The aircraft. The materials that make those systems work begin with rare earth elements.

Material	Function	Relevance to Mobix Labs
Neodymium-iron-boron magnets	Motors, actuators and guidance systems	Platform subsystems our customers build
Samarium-cobalt magnets	High-temperature microwave and aerospace devices	RF and microwave systems
Yttrium iron garnet	Ferrite circulators and isolators in RF front ends	Radar and RF component architectures

APPENDIX B

Leadership, Board and Advisors

Mobix Labs

Philip Sansone
Chief Executive Officer

Keyvan Samini
President, CFO and General Counsel

Board of Directors

James Peterson
Executive Chairman

Philip Sansone
Chief Executive Officer

Keyvan Samini
President, CFO and General Counsel

David Aldrich
Former Chairman and CEO, Skyworks Solutions

Kurt Busch
CEO, Syntiant

Bill Carpou
CEO, Octane

Rick Goerner
Former SVP of Worldwide Sales, Microsemi

Mike Long
Executive Chairman, Arrow Electronics

Advisors

Investor relations

Catalyst IR
Chris Eddy
ceddy@catalyst-ir.com

Forward-Looking Statements and Risk Factors

Forward-Looking Statements. This presentation and the related call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including statements regarding the pending acquisition of Special Project Delivery, Inc. ("SPD"), SPD's pending acquisition of Winner Water Services Inc. ("Winner Water"), the anticipated benefits, timing and strategic significance of those transactions, expected revenue growth, the Company's National Security Matters strategy, and market and policy developments. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "potential," "seek" and "will" identify forward-looking statements, which are based on current expectations and are not guarantees of future performance.

Risk Factors. Actual results may differ materially due to many factors, including: failure to obtain Mobix Labs stockholder approval or to satisfy other closing conditions; termination, delay or modification of either transaction, including termination of the Winner Water transaction during the confirmatory diligence period; the availability of capital to fund the cash consideration and working capital; the Company's liquidity, including the substantial doubt about its ability to continue as a going concern disclosed in its most recent Quarterly Report on Form 10-Q; the availability and terms of financing; dilution from any issuance of common stock; the ability to integrate SPD and Winner Water and retain key personnel; the technical and commercial viability of rare earth recovery from coal ash and other feedstocks, including scale-up beyond demonstration facilities; permitting, environmental, title and regulatory risks; commodity price volatility and foreign trade and export-control developments; the availability of federal programs and awards, as to which the Company has no present agreement; competition; changes in defense spending; and the risks described under "Risk Factors" in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other SEC filings.

Forward-looking statements speak only as of the date of this presentation; the Company undertakes no obligation to update them except as required by law.

Data and Illustrations. Platform and market data come from government and third-party sources, including the U.S. Department of Defense, and have not been independently verified. Illustrations are representational. Resource potential has not been independently quantified; no mineral resources or reserves under Regulation S-K Subpart 1300 are presented.

Additional Information. This presentation refers to the proposed transaction between Mobix Labs and SPD and SPD's proposed acquisition of Winner Water, which are expected to close simultaneously (together, the "proposed transactions"), and may be deemed to be solicitation material in connection with matters expected to be submitted to Mobix Labs stockholders for approval, including the proposed issuance of shares in connection with the proposed transactions. This presentation is not an offer or solicitation of any security, proxy, vote or approval. Mobix Labs intends to file a proxy statement with the SEC regarding the SPD and Winner Water transactions; stockholders are urged to read it when available, free of charge at www.sec.gov and investors.mobixlabs.com. Mobix Labs and its directors and executive officers may be deemed participants in the solicitation. Mobix Labs and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Mobix Labs stockholders in connection with the proposed transactions and related matters. Information about the directors and executive officers of Mobix Labs is set forth in the prospectus filed with the SEC on October 6, 2026 pursuant to Rule 424(b)(3). This document can be obtained free of charge from the sources indicated above. Additional information regarding the potential participants will be in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available.